                                                                   EXHIBIT 10.15


                       SECOND AMENDMENT TO FOURTH AMENDED
                          AND RESTATED LOAN AGREEMENT


     THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of December 31, 2000 (this "Amendment"), is made among US ONCOLOGY, INC., a Delaware corporation with its principal offices in Houston, Texas and formerly known as American Oncology Resources, Inc. (the "Borrower"), the undersigned banks and other financial institutions party to the Loan Agreement (as hereinafter defined) (each, a "Lender," and collectively, the "Lenders"), and FIRST UNION NATIONAL BANK, as administrative agent for the Lenders to the extent described in ARTICLE IX of the Loan Agreement (in such capacity, the "Administrative Agent").

                                    RECITALS

     A. The Borrower, the Lenders, and the Administrative Agent have entered into a Fourth Amended and Restated Loan Agreement, dated as of May 11, 1999, and a first amendment thereto, dated as of September 25, 1999 (together with all other amendments and modifications, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings as defined in the Loan Agreement .

     B. The Borrower has requested certain amendments to the Loan Agreement so that (i) the limited basket for other debt of the Borrower and its Subsidiaries will be increased by $25,000,000, (ii) certain financial covenants will be calculated on a rolling four quarter basis, and (iii) the Borrower will be permitted to add back to EBITDA and Consolidated Net Worth the effect of certain charges and expenses associated with the write-off or write-down of certain assets, the closing of certain offices and the elimination of certain employment positions, and the Lenders have agreed to make such amendments on the terms and conditions set forth herein.

     C. To effect such amendment, the Borrower, the Lenders, and the Administrative Agent have entered into this Amendment.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

                                  ARTICLE 1.

                                   AMENDMENT

     1.1 AMENDMENT TO SECTION 1.1 "DEFINED TERMS." SECTION 1.1 of the Loan Agreement is hereby amended as follows:

     (a) The definition of "Annualized EBITDA" is hereby amended and restated in its entirety as follows:

               "Annualized EBITDA" shall mean, with respect to the Borrower and its Subsidiaries, on a consolidated basis, as of the last day of any fiscal quarter, EBITDA for the period of four consecutive fiscal quarters then ending.

     (b) The definition of "Annualized EBITDAR" is hereby amended and restated in its entirety as follows:

               "Annualized EBITDAR" shall mean, with respect to the Borrower and its Subsidiaries, on a consolidated basis, as of the last day of any fiscal quarter, the sum of (i) EBITDA for the period of four consecutive fiscal quarters then ending, plus (ii) Lease Expense for the period of four consecutive fiscal quarters then ending.

     (c) The definition of "Applicable Margin" is amended and restated in its entirety as follows, effective on and after the date on which each of the conditions set forth in Section 4.9 of this Amendment is satisfied:

               "Applicable Margin" shall mean, at any time with respect to any LIBOR Committed Loan of either Class, the applicable percentage points as determined under the following matrix with reference to the ratio of Consolidated Debt to Annualized EBITDA calculated as provided below; provided that at any time on or after June 15, 2002, the Applicable Margin shall be the applicable percentage points as determined under the following matrix plus 0.40%:



                  Ratio of Consolidated                 Revolver A
                Debt to Annualized EBITDA            Applicable Margin
               --------------------------            ------------------

                 Greater than 3.00 to 1.0                  1.825%

                 Greater than 2.50 to 1.0                  1.725%
                  but less than or equal
                  to 3.00 to 1.0

                 Greater than 2.00 to 1.0                   1.60%
                  but less than or equal
                  to 2.50 to 1.0

                 Greater than 1.50 to 1.0                   1.50%
                  but less than or equal
                  to 2.00 to 1.0

                 Greater than 1.00 to 1.0                  1.375%
                  but less than or equal to
                  1.50 to 1.0

                 Less than or equal to                     1.275%
                   1.00 to 1.0

               The Applicable Margin shall be reset from time to time in accordance with the above matrix on the fifth (5th) day after receipt by the Administrative Agent in accordance with SECTIONS 5.1(A) and (B) of financial statements together with a Compliance Certificate (reflecting the computation of the ratio of Consolidated Debt to Annualized EBITDA as of the last day of the preceding fiscal quarter or fiscal year, as appropriate).

     (d) The definition of "Debt" is hereby amended by amending and restating clause (x) in its entirety as follows:

               (x) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, including without limitation the ELLF and any Permitted Asset Securitization;

     (e) The definition of "Consolidated Net Worth" is hereby amended and restated in its entirety as follows:

               "Consolidated Net Worth" shall mean, as of the last day of any fiscal quarter, (i) the net worth of the Borrower and its Subsidiaries as of such date, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles plus (ii) the amount by which net income for the fiscal quarters ending December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001 has been reduced on account of (A) nonrecurring non-cash charges arising from the write-off of corporate non-core and under performing assets and the write-down or write-off of certain other assets (in an aggregate amount not to exceed $200,000,000) and (B) cash expenses arising from the costs associated with employee and corporate reorganization, including without limitation the closing of offices and the elimination, relocation and consolidation of certain employment positions, and other related costs (in an aggregate amount not to exceed $15,000,000).

     (f) The definition of "EBITDA" is hereby amended and restated in its entirety as follows :

               "EBITDA" shall mean, for any period, an amount equal to, without duplication, the sum of (a) net income (determined in accordance with Generally Accepted Accounting Principles) earned in such period, plus
          (b) to the extent net income has been reduced thereby, the sum of (i) depreciation and amortization expense, plus (ii) Interest Expense, plus (iii) federal and state income taxes, plus (c) to the extent net income has been reduced thereby in the fiscal quarters ending December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001,

          (A) nonrecurring non-cash charges arising from the write-off of corporate non-core and under performing assets and the write-down or write-off of certain other assets (in an aggregate amount not to exceed $200,000,000) and (B) cash expenses arising from the costs associated with employee and corporate reorganization, including without limitation the closing of offices and the elimination, relocation and consolidation of certain employment positions, and other related costs (in an aggregate amount not to exceed $15,000,000).

     (g) The definition of "Debt Service" is hereby amended and restated in its entirety as follows:

               "Debt Service" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis as of the last day of any fiscal quarter, the sum of (a) Fixed Charges for the period of four consecutive fiscal quarters then ending, plus (b) current maturities (due within twelve months) of all Debt (provided that the amount outstanding under the Facility shall not be considered a current maturity of Debt solely by reason of the Maturity Date falling within such twelve month period).

     (h) The definition of "Fixed Charges" is hereby amended and restated in its entirety as follows:

               "Fixed Charges" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis as of the last day of any period, without duplication, the sum of Interest Expense and Lease Expense for such period.

     (i) The definition of "Permitted Liens" is hereby amended by amending and restating clauses (g) and (m) in their entirety as follows:

              (g) Purchase money liens (x) incurred in the purchase of real property or equipment or in the improvement of real property, in each case, as permitted under SECTION 6.10 hereof, provided that any such lien (i) attaches to such asset concurrently with or within ten (10) days after the acquisition thereof, (ii) shall not encumber any other property of the Borrower or any Subsidiary, (iii) shall not exceed the purchase price of such asset, and (iv) in the case of real property, shall be incurred solely for the acquisition, construction or improvement of cancer treatment centers or related imaging centers within markets in which the Borrower or one of its Subsidiaries has an existing office or (y) that have been disclosed to the Administrative Agent and the Lenders and assumed in any Permitted Physician Transaction in accordance with SECTION 5.14 or Physician Transaction approved in accordance with SECTION 6.2 hereof;

               (m) Liens granted pursuant to the ELLF or any other tax retention operating lease or synthetic lease not prohibited by SECTION 6.3; and

     (j) The definition of "Permitted Physician Transaction" is hereby amended by amending and restating clauses (D) and (E) in their entirety as follows:

               (D) the Transaction Amount for such Physician Transaction shall not exceed $75,000,000 (subject to the proviso below); and (E) in the fiscal year of such Physician Transaction, the aggregate Transaction Amount for all Permitted Physician Transactions in such year shall not exceed $175,000,000;

     1.2 AMENDMENT TO SECTION 6.3 "DEBT." SECTION 6.3 of the Loan Agreement is hereby amended by amending and restating clause (vi) in its entirety as follows:

               (vi) other Consolidated Debt (including, without limitation, Debt secured by liens described in clauses (E) and (G) of the definition of Permitted Liens and Capital Lease Obligations, but excluding Debt otherwise permitted under this SECTION 6.3) in an aggregate principal amount for the Borrower and its Subsidiaries at any time outstanding not to exceed $100,000,000, provided, that other Consolidated Debt permitted pursuant to this clause (VI) shall not include Debt incurred in connection with an asset securitization;

     1.3 AMENDMENT TO SECTION 6.9 "RESTRICTED PAYMENTS." SECTION 6.9 of the Loan Agreement is hereby amended and restated in its entirety as follows:

               6.9 Restricted Payments. Declare or pay any dividends upon any of its Stock (other than dividends paid in Stock and dividends paid to the Borrower or by a Subsidiary to another Subsidiary), or (b) (in the case of the Borrower) purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its Stock, or any option, warrant or other right to acquire shares of its Stock or make any distribution of cash, property or assets other than Stock among the holders of shares of its Stock.

     1.4 AMENDMENT TO SECTION 6.12 "EBITDA TO INTEREST EXPENSE." SECTION 6.12 of the Loan Agreement is hereby amended and restated in its entirety as follows:

               6.12 EBITDA to Interest Expense. Permit the ratio of Annualized EBITDA as of the end of any fiscal quarter to Interest Expense for the four consecutive fiscal quarters then ending to be less than 3.0 to 1.0.

     1.5  AMENDMENT TO SECTION 6.13 "ANNUALIZED EBITDAR TO DEBT SERVICE RATIO."
SECTION 6.13 of the Loan Agreement is hereby amended and restated in its entirety as follows:

               6.13 Annualized EBITDAR to Debt Service Ratio. Permit the ratio of Annualized EBITDAR to Debt Service as of the end of any fiscal quarter to be less than 1.5 to 1.0.

     1.6  AMENDMENT TO SECTION 6.14 "CONSOLIDATED DEBT TO ANNUALIZED EBITDA."
SECTION 6.14 of the Loan Agreement is hereby amended and restated in its entirety as follows:

               6.14 Consolidated Debt to Annualized EBITDA. Permit the ratio of Consolidated Debt to Annualized EBITDA as of the end of any fiscal quarter to be less than 3.25 to 1.0.

                                  ARTICLE 2.

                          REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants that:

     2.1 COMPLIANCE WITH LOAN AGREEMENT. The Borrower is in compliance with all terms and provisions set forth in the Loan Agreement to be observed or performed, except where the Borrower's failure to comply has been waived in writing by the Required Lenders.

     2.2 REPRESENTATIONS IN LOAN AGREEMENT. The representations and warranties of the Borrower set forth in the Loan Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

     2.3 NO DEFAULT. No Default or Event of Default is continuing other than those, if any, waived in writing by the Lenders.

     2.4 CONTINUING SECURITY INTERESTS. All Obligations and advances by the Lenders to the Borrower under the Loan Agreement, as amended hereby, the Notes and the Swingline Note will continue to be secured by the Agent's, on behalf of the Lenders, security interest in all of the Collateral granted under the Loan Agreement, Security Agreements and other Loan Documents, and nothing herein (other than the expressly permitted sharing of the Collateral with holders of the Permitted Notes) will affect the validity, perfection or enforceability of such security interests.

     2.5 NO CONFLICTS. Neither the execution, delivery or performance of this Amendment by the Borrower, nor compliance by the Borrower with the Loan Agreement as amended hereby, (a) conflicts or will conflict with or results or will result in any breach of, or constitutes or will constitute with the passage of time or the giving of notice or both, a default under, (i) any Requirement of Law or (ii) any written or oral agreement or instrument to which the Borrower or any Guarantor is a party or by which it, or any of its property, is bound, except where such conflict, breach or default would not have a Material Adverse Effect, or (b) results or will result in the creation or imposition of any lien, charge or encumbrance upon the properties of the Borrower or any Subsidiary pursuant to any such agreement or instrument, except for Permitted Liens.


                                  ARTICLE 3.

                        MODIFICATION OF LOAN DOCUMENTS

     The other Loan Documents are amended as follows:

     3.1 LOAN AGREEMENT. Any reference to the Loan Agreement in any of the other Loan Documents shall mean, unless otherwise specifically provided, the Loan Agreement as amended and supplemented by this Amendment, and as the Loan Agreement is further amended, restated, supplemented or modified from time to time and any substitute or replacement therefor or renewals thereof.

                                  ARTICLE 4.

                                    GENERAL

     4.1 CONSENT OF GUARANTORS. This Amendment is expressly conditioned upon the execution by each Guarantor of the Acknowledgement and Consent attached as ANNEX 1 indicating the Guarantors' consent to this Amendment and confirming their obligations pursuant to the Guaranty Agreement and Guarantors' Security Agreement.

     4.2 FULL FORCE AND EFFECT. As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof, and no change or modification in any of the terms thereof except as specifically set forth herein has been effected. As used in the Loan Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

     4.3 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

     4.4 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     4.5 FEES, EXPENSES AND INDEMNITY. The Borrower will pay each Lender executing this Amendment an upfront fee equal to 0.75% of such Lender's aggregate Commitment (under both the Loan Agreement and the ELLF, whether drawn or unutilized). The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees. The provisions of SECTION 10.7 of the Loan Agreement shall apply fully to this Amendment.

     4.6 FURTHER ASSURANCE. The Borrower shall execute and deliver to the Lenders such documents, certificates and opinions as the Lenders may reasonably request to effect the amendment contemplated by this Amendment.

     4.7 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

     4.8 VALID AMENDMENT. The parties acknowledge that this Amendment complies in all respects with SECTION 10.8 of the Loan Agreement, which sets forth the requirements for amendments thereto.

     4.9 CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date first set forth above upon (i) execution hereof by the Borrower, the Agent and the Required

Lenders, (ii) the delivery to the Agent of the fully-executed Acknowledgement and Consent of the Guarantors, (iii) the payment of the fees and expenses required by Section 4.5 hereof. (iv) the prior or concurrent effectiveness of an amendment to the ELLF that increases the pricing thereunder by 30 basis points at each pricing level, and (v) the prior or concurrent effectiveness of an amendment to the Permitted Notes (in form and substance satisfactory to the Agent) that modifies the financial covenants and related definitions and provisions applicable to the Senior Notes in a manner that makes such covenants equal to or less restrictive than the Loan Agreement financial covenants as amended hereby (such modifications to include, without limitation, the equivalent exclusion from financial covenant calculations of the charges and expenses described in this Amendment).

             [the remainder of this page left blank intentionally]

     IN WITNESS WHEREOF, the Borrower, the Lenders, and the Agent have executed this Amendment as of the date hereof.


                              US ONCOLOGY, INC.


                              By:  ___________________________________
                                  Name:  _____________________________
                                  Title:  ____________________________



                              FIRST UNION NATIONAL BANK, as Administrative Agent and a Lender


                              By:  ___________________________________
                                  Name:  _____________________________
                                  Title: _____________________________



                              BANK ONE, NA


                              By:  ___________________________________
                                 Name:  _____________________________
                                 Title: _____________________________



                    [signatures continue on following page]

                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK B.A.
                              "RABOBANK NEDERLAND",
                              NEW YORK BRANCH


                              By: ____________________________________
                                  Name: ______________________________
                                  Title:______________________________


                              By:  ____________________________________
                                   Name: ______________________________
                                   Title:______________________________



                              BANKERS TRUST COMPANY


                              By: ____________________________________
                                 Name:  ______________________________
                                 Title: ______________________________



                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION


                              By: ____________________________________
                                 Name:  ______________________________
                                 Title: ______________________________



                       [signatures continue on next page]

                              CHASE BANK OF TEXAS, N.A.


                              By: ____________________________________
                                 Name:  ______________________________
                                 Title: ______________________________


                              BANK OF AMERICA, N.A.


                              By: ____________________________________
                                 Name:  ______________________________
                                 Title: ______________________________


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By: ____________________________________
                                 Name:  ______________________________
                                 Title: ______________________________


                              U.S. BANK NATIONAL ASSOCIATION


                              By: ____________________________________
                                 Name:  ______________________________
                                 Title: ______________________________

                                    ANNEX 1

                    ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

                                 March __, 2001



First Union National Bank, as Administrative Agent
One First Union Center
301 South College Street
Charlotte, North Carolina  28288-0735

RE: SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT, DATED AS OF MARCH __, 2001 (THE "SECOND AMENDMENT"), BY AND BETWEEN US ONCOLOGY, INC. (THE "BORROWER"), FIRST UNION NATIONAL BANK, AS AGENT, AND VARIOUS LENDERS (COLLECTIVELY, THE "LENDERS")


Ladies and Gentlemen:

     Each of the undersigned (individually, each "Guarantor," and collectively, the "Guarantors") has either executed the Third Amended and Restated Guaranty Agreement, dated as of June 15, 1999, or an Accession thereto (collectively, the "Guaranty"), in favor of the Lenders and for the benefit of the Borrower, guaranteeing the Borrower's obligations under a Fourth Amended and Restated Loan Agreement dated May 11, 1999, by and among the Borrower, the Agent and the Lenders (as amended, the "Loan Agreement"). Each Guarantor also has either executed the Fourth Amended and Restated Guarantors' Security Agreement (the "Security Agreement") dated as of June 15, 1999, or an Accession thereto, pursuant to which each Guarantor has granted to the Agent, for the benefit of the Lenders, a first priority security interest, subject to Permitted Liens, in all of the Collateral described therein to secure its obligations under the Guaranty.

     Each Guarantor hereby acknowledges that the Borrowers and the Lenders have amended the Loan Agreement by the Second Amendment referenced above. The agreements of the Guarantors made herein are to induce the Lenders to continue and amend the Loan Agreement, and each Guarantor acknowledges that the Lenders would not amend the Loan Agreement in the absence of the agreements of the Guarantors contained herein.

     Each Guarantor hereby irrevocably approves of and consents to the Second Amendment and all other Loan Documents contemplated thereby, agrees that its obligations under the Guaranty shall not be diminished as a result of the execution of the Second Amendment, and ratifies and confirms (i) that its obligations under the Guaranty shall include a guarantee of the payment of the Obligations (as defined in the Loan Agreement, as amended) of the Borrower, subject to all of the qualifications and limitations set forth therein, (ii) that such guarantee shall be secured by the Agent's security interest in the Collateral granted under the Security

Agreement, and (iii) that the Guaranty, the Security Agreement and all other Loan Documents to which such Guarantor is a party shall remain in full force and effect.

     Capitalized terms not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

     This letter has been delivered in the State of North Carolina, and the agreements contained herein shall be governed by the internal laws of the State of North Carolina, without regard to the choice of law principles thereof. The agreements contained herein shall be effective as of the date hereof.

                              Very truly yours,

                              US ONCOLOGY CORPORATE, INC. (FORMERLY KNOWN AS
                                 AOR, INC.)
                              AORIP, INC.
                              AOR REAL ESTATE, INC.
                              AORT HOLDING COMPANY, INC.
                              AOR MANAGEMENT COMPANY OF ALABAMA, INC.
                              AOR MANAGEMENT COMPANY OF ARIZONA, INC.
                              AOR MANAGEMENT COMPANY OF FLORIDA, INC.
                              AOR MANAGEMENT COMPANY OF CENTRAL FLORIDA, INC. AOR MANAGEMENT COMPANY OF INDIANA, INC.
                              AOR HOLDING COMPANY OF INDIANA, INC.
                              AOR MANAGEMENT COMPANY OF KANSAS, INC.
                              AOR MANAGEMENT COMPANY OF MISSOURI, INC.
                              AOR MANAGEMENT COMPANY OF NEVADA, INC.
                              AOR MANAGEMENT COMPANY OF NEW YORK, INC.
                              AOR MANAGEMENT COMPANY OF NORTH CAROLINA, INC. AOR MANAGEMENT COMPANY OF OHIO, INC.
                              AOR MANAGEMENT COMPANY OF OKLAHOMA, INC.

                    [signatures continue on following page]

                              AOR MANAGEMENT COMPANY OF OREGON, INC.
                              AOR MANAGEMENT COMPANY OF PENNSYLVANIA, INC.
                              AOR MANAGEMENT COMPANY OF SOUTH CAROLINA, INC. AOR MANAGEMENT COMPANY OF TEXAS, INC.
                              AOR MANAGEMENT COMPANY OF VIRGINIA, INC.
                              GREENVILLE RADIATION CARE, INC.
                              RMCC CANCER CENTER INC.
                              PHYSICIAN RELIANCE NETWORK, INC.
                              TOPS PHARMACY SERVICES, INC.
                              US ONCOLOGY RESEARCH, INC. (FORMERLY KNOWN AS PRN
                                 RESEARCH, INC.)
                              NORTHWEST CANCER CENTER, INC.
                              PRN PHYSICIAN RELIANCE, LLC
                              PHYSICIAN RELIANCE HOLDINGS, LLC (FORMERLY KNOWN
                                 AS PHYSICIAN RELIANCE INVESTMENTS, LLC)
                              AOR OF TEXAS MANAGEMENT LIMITED PARTNERSHIP
                                    By:  AOR Management Company of Texas, Inc.,
                                        General Partner
                              AOR OF INDIANA MANAGEMENT PARTNERSHIP
                                    By:  AOR Management Company of Indiana,
                                        Inc., General Partner, and
                                    BY:  AOR HOLDING COMPANY OF INDIANA, INC.,
                                        GENERAL PARTNER
                              PHYSICIAN RELIANCE, L.P.
                                    By:  PRN Physician Reliance, LLC, General
                                        Partner and
                                    BY:  PHYSICIAN RELIANCE HOLDINGS, LLC,
                                        LIMITED PARTNER


                              By:  ____________________________________
                                    R. Dale Ross, Manager of PRN Physician
                                    Reliance, LLC and Physician Reliance
                                    Holdings, LLC and President of each other
                                    entity


                                       3